SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 12, 1999
                                ----------------



                           SPARTA SURGICAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  1-11047                 22-2870438
   ---------------------------     ---------------        ------------------
  (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)                Number)            Identification No.)



                              Bernal Corporate Park
                           7068 Koll Center Parkway,
                              Pleasanton, CA 94566
                -------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (510) 417-8812
                                                            -------------

                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS
        ------------

     On February 12, 1999, CCJ Trust ("CCJ") agreed to convert the amount of indebtedness owing to it from Sparta Surgical Corporation (the "Company") in the amount of $159,750 (which consists of principal on a promissory note dated July 30, 1998 in the amount of $150,000 and accrued interest in the amount of $9,750) into 39,938 shares of Series AA Preferred Stock, $4.00 par value. The Series AA Preferred Stock yields a 7% per annum non-cumulative dividend payable semiannually in the form of additional shares of common stock, $0.002 par value ("Common Stock") or cash, at the sole option of Sparta. The Series AA Preferred Stock features redemption and conversion rights during the two year period following the issuance of shares.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPARTA SURGICAL CORPORATION
                                     (Registrant)



                                     By:  /s/  Thomas F. Reiner
                                         --------------------------------------
                                         Thomas F. Reiner, Chairman of
                                          the Board, President & CEO


Dated:  February 23, 1999